I:\W-CO\34976\000\8-K2.wpd
                              SECURITIES AND EXCHANGE COMMISSION

                                    WASHINGTON, D.C. 20549

                                          FORM 8-K/A
                                      (Amendment No. 1)

                                        CURRENT REPORT

                              PURSUANT TO SECTION 13 OR 15(D) OF
                             THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported): May 13, 2002


                                WHITMAN EDUCATION GROUP, INC.
                    (Exact Name of Registrant as Specified in Its Charter)


       Florida                          1-13722                  22-2246554
(State or Other Jurisdiction      (Commission File No.)        (IRS Employer
    of Incorporation)                                        Identification No.)

                      4400 Biscayne Boulevard, Miami, Florida   33137
                     (Address of Principal Executive Offices) (Zip Code)


                                   (305) 575-6510
                    (Registrant's Telephone Number, Including Area Code)



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ITEM 9.        REGULATION FD DISCLOSURE

     This Current Report on Form 8-K/A is being furnished by Whitman Education Group, Inc. (the "Company") pursuant to Item 9 of Form 8-K to correct a typographical error contained in the Current Report on Form 8-K furnished by the Company on May 13, 2002. The information in the prior report concerning the Company's outlook for its 2003 fiscal year included the Company's expected operating profits for the 2003 fiscal year, stating, however, that the estimate was for the Company's 2002 fiscal year instead of its 2003 fiscal year. The information concerning the Company's expected operating profits was correctly reflected in the presentation materials furnished as an Exhibit to the prior report.

     The information in this Report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. The Company has elected to furnish this information in this Report and make the information available to the general investing public. This report will not be deemed an admission as to the materiality of any information in the Report.

FORWARD-LOOKING STATEMENTS AND QUALIFICATIONS

     Sections of this Report contain statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the "Securities Act") and Section 21E of the Exchange Act, and the Company intends that such forward-looking statements be subject to the safe harbors created thereby. Statements in this Report containing the words "estimate," "expect," and similar expressions as well as statements concerning anticipated financial performance may be deemed forward-looking statements. These statements are based on the Company's current expectations and beliefs concerning future events that are subject to risks and uncertainties. Actual results may differ materially from the results suggested herein and from the results historically experienced. We wish to caution you that in addition to the important factors described in the Company's Annual Report on Form 10-K, the following important factors, among others, sometimes have affected, and in the future could affect, the Company's actual results and could cause the Company's actual consolidated results to differ materially from those expressed in any forward-looking statements made by the Company: (i) the Company's plans, strategies, objectives, expectations and intentions are subject to change at any time at the Company's discretion; (ii) the effect of, and the Company's ability to comply with, state and federal government regulations regarding education and accreditation standards, or the interpretation or application thereof, including the level of government funding for, and the Company's eligibility to participate in, student financial aid programs; (iii) the Company's ability to assess and meet the educational needs and demands of the Company's customers and their employers; (iv) the effect of competitive pressures from other educational institutions; (v) the Company's ability to execute its growth strategy and manage planned internal growth; (vi) the Company's ability to locate, obtain and finance favorable school sites, negotiate acceptable lease terms, and hire and train employees; (vii) the effect of economic conditions in the postsecondary education industry and in the economy generally; (viii) the Company's ability to adapt to technological developments, including Internet-based curricula; (ix) the role of the Department of Education's, Congress' and the public's perception of for-profit education as it relates to changes in the Higher Education Act and regulations promulgated thereunder; (x) the effect of changes in taxation and other government regulations.



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                                          SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WHITMAN EDUCATION GROUP, INC.



Date: May 13, 2002                          /s/ Fernando L. Fernandez
                                            Vice President of Finance, Chief
                                            Financial Officer, Treasurer and
                                            Secretary